EXHIBIT 10.50
                                    AGREEMENT

     THIS AGREEMENT, made and entered into this 30th day of June, 1999, by and between the undersigned, THE DAVID ARDEN GROUP, its agents, representatives, members, affiliates and assigns (hereinafter collectively referred to as "Group"), and NATIONAL BOSTON MEDICAL, INC.(hereinafter referred to as "NBM"), a Nevada corporation.

     For a good and valuable consideration, including the sum of $10.00 cash and hand paid, and the mutual promises, covenants, and conditions contained herein, the receipt and sufficiency of which is hereby acknowledged, it is agreed by the parties as follows:

1. To date, Group has received a total of 1,350,000 of NBM stock and $1,291,372 from NBM for consulting services.

2. Any and all prior agreements between the parties, jointly or severally, are hereby declared null and void ab initio, and shall be and are of no force and effect as of the date of such agreements.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto.


NATIONAL BOSTON MEDICAL, INC.                THE DAVID ARDEN GROUP


By:/s/ David Woo                           By:/s/David Arden Group, Inc.
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 DAVID WOO                                    /s/ Arden Schwartz
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                                                  ARDEN SCHWARTZ